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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 24 , 1999
                                                  -------------




                               UNILAB CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     33-77286                 95-4415490
          --------                     --------                 ----------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)



18448 Oxnard Street
Tarzana, CA                                                          91356
-----------                                                          -----
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:  (818) 758-6607
                                                     --------------




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Item 5.  Other Events
         ------------

     On May 24, 1999, Unilab Corporation, a Delaware corporation (the "Company"). entered into an Agreement and Plan of Merger (the "Merger Agreement") with UC Acquisition Sub, Inc., a Delaware corporation ("Newco"), a wholly owned subsidiary of Kelso Investment Associates VI, L.P. ("Kelso"). The Merger Agreement contemplates the merger (the "Merger") of the Newco with and into the Company. Pursuant to the Merger Agreement, all but approximately 1.8 million shares of common stock of the Company (approximately 7% of the Company's post-merger shares outstanding) will be converted into the right to receive $5.85 per share in cash, with the Company's current stockholders retaining those
1.8 million shares. Kelso has the ability to convert the transaction to all cash consideration. In this event, the Company's current stockholders will receive $5.85 in cash for 100% of their shares.

     The Merger is conditioned upon, among other things, approval of the stockholders of the Company, receipt of financing and certain regulatory approvals. A copy of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

     A copy of the press release issued by the Company announcing the execution of the Merger Agreement is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

     Effective May 24, 1999, the Company amended its Amended and Restated Rights Agreement, dated March 15, 1996 (the "Rights Agreement"). The amendment provides, among other things, that Newco, Parent and their affiliates will not be deemed an Acquiring Person (as such term is defined in the Rights Agreement) and the Rights Agreement will expire immediately prior to the effective time of the Merger. The text of the amendment is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial Statements of business acquired:  None

(b)      Pro Forma Financial Information:            None

(c)      Exhibits:

         2.1 Agreement and Plan of Merger, dated as of May 24, 1999, by and among Unilab Corporation and UC Acquisition Sub, Inc.

         4.1 Amendment No. 1 to the Amended and Restated Rights Agreement, dated May 24, 1999, by and among the Company and Chase Mellon Shareholder Services

         99.1     Press Release issued by the Company on May 25, 1999




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Unilab Corporation


Dated:  May 25, 1999                   By: /s/ Mark Bibi
                                          -----------------------
                                       Name:  Mark Bibi
                                       Title: General Counsel



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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger, dated as of May 24, 1999, by and among Unilab Corporation and UC Acquisition Sub, Inc.

4.1 Amendment No. 1 to the Amended and Restated Rights Agreement, dated May 24, 1999, by and among the Company and Chase Mellon Shareholder Services

99.1           Press Release issued by the Company on May 24, 1999